UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported): September 29, 2004

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                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


        Marshall Islands                        52-2098714
        ----------------                        ----------
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700
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Item 8.01 Other Events


On September 29, 2004, OMI Corporation (the "Company") issued a press release announcing the sale of a single hull vessel and the CEO of the Company, Craig H. Stevenson, Jr. to appear on Bloomberg television today . The press release is furnished herewith as Exhibit 99.





 Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on September 29, 2004.





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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 29, 2004            By:   /s/ Craig H. Stevenson, Jr.
------------------------            ---------------------------------
                                          Craig H. Stevenson, Jr. Chairman
                                          of the Board andChief Executive
                                          Officer


Date:  September 29, 2004           By:   /s/ Kathleen C. Haines
-------------------------           ----------------------------
                                          Kathleen C. Haines
                                          Senior Vice President, Chief
                                          Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
  -----------    -----------

   99          Press Release issued by the Company on September 29, 2004.